                                                                      EXHIBIT 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the
Sarbanes-Oxley Act of 2002, the undersigned officer of JED Oil Inc. (the
"Company") hereby certifies that:

         (i)      the accompanying Quarterly Report on Form 10-Q of the Company for
                  the quarter ended June 30, 2004 (the "Report") fully
                  complies with the requirements of Section 13(a) or Section
                  15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii)     information contained in the Report fairly presents, in all material respects, the financial condition and results of
                  operations of the Company.

Dated: August 16, 2004                           /s/ Reginald J. Greenslade
                                          --------------------------------------
                                                   Reginald J. Greenslade
                                              Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to JED Oil Inc.  and will be retained by
JED Oil Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the
Sarbanes-Oxley Act of 2002, the undersigned officer of JED Oil Inc. (the
"Company") hereby certifies that:

         (i)      the accompanying Quarterly Report on Form 10-Q of the Company for
                  the quarter ended June 30, 2004 (the "Report") fully
                  complies with the requirements of Section 13(a) or Section
                  15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii)     information contained in the Report fairly presents, in all material respects, the financial condition and results of
                  operations of the Company.

Dated: August 16, 2004                               /s/ Bruce A. Stewart
                                              ----------------------------------
                                                        Bruce A. Stewart
                                                Chief Financial Officer

      A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to JED Oil Inc. and will be retained by
JED Oil Inc.  and furnished to the Securities and Exchange Commission or its staff upon request.